UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 28, 2026
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PLEXUS CORP.
(Exact name of registrant as specified in its charter)
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Wisconsin	001-14423	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Plexus Way
Neenah, Wisconsin 54956
(Address of principal executive offices) (Zip Code)
Telephone Number (920) 969-6000
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PLXS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company    ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02    Results of Operations and Financial Condition.

On April 29, 2026, Plexus Corp. (“we” or the “Company”) announced results for the fiscal second quarter ended April 4, 2026. A copy of the Company’s related press release is furnished as Exhibit 99.1 to this report.

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 27, 2026, Patrick J. Jermain, the Executive Vice President and Chief Financial Officer of Plexus Corp. (“Plexus” or the “Company”), informed the Company of his intent to retire from his employment with the Company at midnight on July 31, 2026 (the "Retirement Date"). Mr. Jermain will continue in his role as Executive Vice President and Chief Financial Officer, and as the principal financial and accounting officer and an executive officer of the Company, until midnight on May 10, 2026. Between May 11 and July 31, 2026, Mr. Jermain will continue to be employed by the Company, serving in an advisory capacity to support a seamless transition of the finance function.

In connection with the foregoing, the Company entered into a retirement and transition agreement with Mr. Jermain on April 28, 2026 (the "Retirement Agreement"). Under the terms of the Retirement Agreement, Mr. Jermain’s base salary will cease on the Retirement Date, and he will no longer be eligible to receive grants of any additional equity awards. Mr. Jermain will receive a pro-rata portion of fiscal 2026 compensation under Plexus’ Variable Incentive Compensation Plan (the “VICP”) based on the number of days of his employment during fiscal 2026 and actual performance on the VICP’s underlying metrics and objectives. The Company will also transfer to Mr. Jermain title to his company vehicle on his Retirement Date, and Mr. Jermain will continue to receive subsidized health benefits from the Company (equal to the employer portion of his currently selected health plan premiums) for a period of 18 months after the Retirement Date if he elects COBRA in a timely manner and remains eligible for it.

In consideration of Mr. Jermain’s 15 years of service to Plexus and his agreement to the restrictive covenants contained in the Retirement Agreement, including those relating to non-competition, non-interference and non-disparagement, as well as Mr. Jermain’s general release of claims against the Company, Mr. Jermain’s unvested restricted stock units ("RSUs") and unvested performance stock units ("PSUs") that exist as of the Retirement Date will continue to vest. His unvested RSUs will continue to vest on the existing vesting schedules as identified in the original grant agreements, and his unvested PSUs will vest based on final performance results for the performance periods that are identified in the original grant agreements. Mr. Jermain will forfeit the right to continue to vest in the RSUs and PSUs if he breaches the terms of the Retirement Agreement.

The foregoing summary of the material terms of the Retirement Agreement is qualified in its entirety by the terms of the Retirement Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On May 11, 2026, in accordance with the Company’s succession plan, David Abuhl will assume the role of Senior Vice President, Chief Financial Officer and principal financial and accounting officer. Mr. Abuhl, age 43, has served as the Company’s Sr. Vice President of Finance since September, 2025. Prior to joining Plexus, Mr. Abuhl was Chief Financial Officer - Enterprise Supply Chain at Kimberly-Clark Corporation from May 2023 to September 2025, and was Finance Director and Chief Financial Officer of Kimberly-Clark Professional EMEA from October 2020 to April 2023. Mr. Abuhl earned a bachelor’s degree in business at Wheaton College and a master of business administration degree from Southern Methodist University Cox School of Business.

Mr. Abuhl’s base salary as Chief Financial Officer will be $550,000 and his annual targeted award under the VICP will be 80% of his base salary. Mr. Abuhl will also be eligible to participate in the Company’s various compensation programs, including the Company’s long-term incentive plan. For a description of these programs and other benefits available to the Company’s executive officers, please see the Company’s definitive proxy statement for its 2026 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on December 22, 2025.

There are no arrangements or understandings between Mr. Abuhl and any other person pursuant to which he was selected to serve in the roles described above. Mr. Abuhl does not have any familial relationship with any director or executive officer of the Company, and there are no transactions in which Mr. Abuhl has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are included herewith:

Exhibit Number	Description
10.1	Retirement and Transition Agreement by and between Plexus Corp. and Patrick J. Jermain, dated April 28, 2026.
99.1	Financial press release issued by Plexus Corp., dated April 29, 2026
99.2	Executive transition press release issued by Plexus Corp., dated April 29, 2026
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2026	PLEXUS CORP.
(Registrant)
By: /s/ Angelo Ninivaggi
Angelo Ninivaggi
Executive Vice President, Chief Legal and Public Affairs Officer